UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date	of Report (Date of earliest event reported) 03/17/2006 (03/13/2006)

NYMEX Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-30332	13-4098266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One North End Avenue, World Financial Center, New York, NY		10282-1101
(Address of principal executive offices)		(Zip Code)

Registrant’stelephone number, including area code (212) 299-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 14, 2006, NYMEX Holdings, Inc. (the “Company”) issued and sold 8,160,000 shares of the Company’s newly-created Series A Cumulative Redeemable Convertible Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), to General Atlantic Partners 82, L.P., GapStar, LLC, GAP Coinvestments III, LLC, GAP Coinvestments IV, LLC, GAP Coinvestments CDA, L.P. and GAPCO GmbH & Co. KG (collectively, “General Atlantic”) pursuant to the Stock Purchase Agreement dated November 14, 2005 and amended February 10, 2006 (as amended, the “Purchase Agreement”). The Purchase Agreement was previously described in the Company’s Current Reports on Form 8-K dated November 18, 2005 and February 15, 2006. The issuance and sale of the shares of Series A Preferred Stock and the other transactions contemplated by the Purchase Agreement are referred to herein as the “Transaction.” At the closing of the Transaction (the “Closing”), which occurred on March 14, 2006, the Company and General Atlantic entered into an Investor Rights Agreement (the “Investor Rights Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”) forms of which, along with a description of the Transaction, the terms of the Series A Preferred Stock and the amended and restated certificates of incorporation and bylaws for the Company and its wholly-owned subsidiary, New York Mercantile Exchange, Inc. (the “Exchange”), that were adopted in connection with the Closing are all described in more detail in the definitive proxy statement for the special meeting of stockholders held on March 13, 2006 which was mailed to stockholders of record as of February 8, 2006.

Copies of the Investor Rights Agreement and the Registration Rights Agreement are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 1.01.

Item 3.02.    Unregistered Sales of Equity Securities.

The 8,160,000 shares of Series A Preferred Stock that were issued and sold to General Atlantic for $160 million in cash pursuant to the Purchase Agreement were not registered under the Securities Act of 1933, as amended (the “Securities Act”). The shares were issued in reliance on exemptions from registration under Section 4(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder, and in reliance on General Atlantic’s representations in the Purchase Agreement that, among other things, each of the General Atlantic purchasers is an “accredited investor” within the meaning of Rule 501 of Regulation D. Appropriate restrictive legends were affixed to the certificates representing the shares of the Series A Preferred Stock and will be affixed to the shares of common stock issuable upon conversion of the Series A Preferred Stock.

The Transaction, the terms of the Series A Preferred Stock and the amended and restated certificates of incorporation and bylaws for the Company and the Exchange that were adopted in connection with the Closing are all described in more detail in the definitive proxy statement for the special meeting of stockholders held on March 13, 2006 which was mailed to stockholders of record as of February 8, 2006.

Item 3.03.	Material Modification to Rights of Security Holders

At the Closing, the Company and the Exchange amended and restated their respective certificates of incorporation and bylaws.

Copies of the amended and restated certificates of incorporation and bylaws of the Company and the Exchange are attached as Exhibits 3.1 through 3.4 to this Current Report on Form 8-K and are incorporated by reference into this Item 3.03.

The Transaction, the terms of the Series A Preferred Stock and the amended and restated certificates of incorporation and bylaws for the Company and the Exchange that were adopted in connection with the Closing are all described in more detail in the definitive proxy statement for the special meeting of stockholders held on March 13, 2006 which was mailed to stockholders of record as of February 8, 2006.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective upon the Closing and pursuant to the terms of the Purchase Agreement, the Series A Preferred Stock and the Investor Rights Agreement, William E. Ford, a managing director of General Atlantic LLC, was appointed as a new member of the board of directors of the Company and the Exchange.

The Transaction, the terms of the Series A Preferred Stock and the amended and restated certificates of incorporation and bylaws for the Company and the Exchange that were adopted in connection with the Closing are all described in more detail in the definitive proxy statement for the special meeting of stockholders held on March 13, 2006 which was mailed to stockholders of record as of February 8, 2006.

Item 8.01.	Other Events

On March 13, 2006, the Company issued a press release announcing the Company’s stockholders’ and the Exchange’s members’ approval of the Transaction. On March 14, 2006, the Company issued a press release announcing the Closing. On March 17, 2006, the Company issued a Notice to Members announcing the certified results of the stockholder and member votes held on March 13, 2006.

The March 13, 2006 and the March 14, 2006 press releases and the Notice to Members are attached as Exhibits 99.1 through 99.3 to this Current Report on Form 8-K and are incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated Certificate of Incorporation of NYMEX Holdings, Inc.

3.2	Amended and Restated Bylaws of NYMEX Holdings, Inc.

3.3	Amended and Restated Certificate of Incorporation of New York Mercantile Exchange, Inc.

3.4	Bylaws of New York Mercantile Exchange, Inc.

10.1	Investor Rights Agreement, dated as of March 14, 2006

10.2	Registration Rights Agreement, dated as of March 14, 2006

99.1	Press Release, dated March 13, 2006

99.2	Press Release, dated March 14, 2006

99.3	Notice to Members, dated March 17, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYMEX Holdings, Inc.

By:	/S/ RICHARD D. KERSCHNER
Name:	Richard D. Kerschner
Title:	Senior Vice President – Corporate Governance

Date: March 17, 2006

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EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of NYMEX Holdings, Inc.

3.2	Amended and Restated Bylaws of NYMEX Holdings, Inc.

3.3	Amended and Restated Certificate of Incorporation of New York Mercantile Exchange, Inc.

3.4	Bylaws of New York Mercantile Exchange, Inc.

10.1	Investor Rights Agreement, dated as of March 14, 2006

10.2	Registration Rights Agreement, dated as of March 14, 2006

99.1	Press Release, dated March 13, 2006

99.2	Press Release, dated March 14, 2006

99.3	Notice to Members, dated March 17, 2006

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